Exhibit 21.1

LIST OF SUBSIDIARIES

ROADRUNNER TRANSPORTATION SYSTEMS, INC.

Name of Subsidiary	State/County of Incorporation/Organization	Parent
Roadrunner Equipment Leasing, LLC	Delaware	Roadrunner Transportation Systems, Inc.
Roadrunner Transportation Services, Inc.	Delaware	Roadrunner Transportation Systems, Inc.
Roadrunner Truckload Agent Investment, Inc.	Delaware	Roadrunner Transportation Systems, Inc.
Prime Distribution Services, Inc.	Delaware	Roadrunner Transportation Systems, Inc.
Group Transportation Services Holdings, Inc.	Delaware	Roadrunner Transportation Systems, Inc.
International Transportation Holdings, Inc.	Delaware	Roadrunner Transportation Systems, Inc.
Roadrunner Truckload Holdings, LLC	Delaware	Roadrunner Transportation Systems, Inc.
Active Aero Group Holdings, Inc.	Delaware	Roadrunner Transportation Systems, Inc.
Roadrunner Carriers, LLC	Delaware	Roadrunner Transportation Systems, Inc.
M. Bruenger & Co., Inc.	Delaware	Roadrunner Transportation Services, Inc.
Morgan Southern, Inc.	Delaware	Roadrunner Transportation Services, Inc.
Expedited Freight Systems, LLC	Delaware	Roadrunner Transportation Services, Inc.
R&M Transportation, LLC	Delaware	M. Bruenger & Co., Inc.
Sortino Transportation, LLC	Delaware	M. Bruenger & Co., Inc.
Roadrunner Intermodal Services, LLC	Delaware	Morgan Southern, Inc.
DM Equipment Leasing, LLC	Delaware	Morgan Southern, Inc.
Wando Trucking, LLC	Delaware	Morgan Southern, Inc.
Central Cal Transportation, LLC	Delaware	Roadrunner Intermodal Services, LLC
Group Transportation Services, Inc.	Delaware	Group Transportation Services Holdings, Inc.
MESCA Freight Services, LLC	Delaware	Group Transportation Services Holdings, Inc.
CBA Container Sales, LLC	Delaware	Group Transportation Services Holdings, Inc.
Adrian Carriers, LLC	Delaware	Group Transportation Services Holdings, Inc.
Marisol International, LLC	Delaware	Group Transportation Services Holdings, Inc.
Unitrans, Inc.	Delaware	Group Transportation Services Holdings, Inc.
Unitrans Holdco, LLC	Delaware	Group Transportation Services Holdings, Inc.
Great Northern Transportation Services, LLC	Delaware	Group Transportation Services, Inc.
Alpha Freight Systems, LLC	Delaware	Group Transportation Services, Inc.
Capital Transportation Logistics, LLC	Delaware	Group Transportation Services, Inc.
CTL Brokerage, LLC	Delaware	Group Transportation Services, Inc.
World Transport Services, LLC	Delaware	MESCA Freight Services, LLC
Beech Hill Enterprises, LLC	Delaware	MESCA Freight Services, LLC
Midwest Transit, Inc.	Canada	International Transportation Holdings, Inc.
Rich Logistics Holdings, LLC	Delaware	Roadrunner Truckload Holdings, LLC
Sargent Trucking, LLC	Delaware	Roadrunner Truckload Holdings, LLC
B&J Transportation, LLC	Delaware	Roadrunner Truckload Holdings, LLC
Midwest Carriers, LLC	Delaware	Roadrunner Truckload Holdings, LLC
Smith Truck Brokers, LLC	Delaware	Roadrunner Truckload Holdings, LLC
Big Rock Transportation, LLC	Delaware	Roadrunner Truckload Holdings, LLC
G&J Carriers, LLC	Delaware	Roadrunner Truckload Holdings, LLC
Roadrunner Truckload Opco, LLC	Delaware	Roadrunner Truckload Holdings, LLC

D&E Transport, LLC	Delaware	Roadrunner Truckload Holdings, LLC
Consolidated Transportation World, LLC	Delaware	Roadrunner Truckload Holdings, LLC
CTW Transport, LLC	Delaware	Roadrunner Truckload Holdings, LLC
Direct Connection Transportation, LLC	Delaware	Roadrunner Truckload Holdings, LLC
GWP Logistics LLC	Delaware	Roadrunner Truckload Holdings, LLC
ISI Logistics, LLC	Delaware	Roadrunner Truckload Holdings, LLC
ISI Logistics South, LLC	Delaware	Roadrunner Truckload Holdings, LLC
A&A Express Holdings, LLC	Delaware	Roadrunner Truckload Holdings, LLC
The Meadowlark Group, LLC	Delaware	A&A Express Holdings, LLC
A&A Logistics, LLC	Delaware	A&A Express Holdings, LLC
A&A Express, LLC	Delaware	A&A Express Holdings, LLC
Rich Transport, LLC	Delaware	Rich Logistics Holdings, LLC
Everett Logistics, LLC	Delaware	Rich Logistics Holdings, LLC
Combi Maritime, LLC	Delaware	Unitrans Holdco, LLC
Unitrans International, LLC	Delaware	Unitrans Holdco, LLC
Unitrans International Corporation	California	Unitrans, Inc.
Combi Maritime Corporation	California	Unitrans, Inc.
Active Aero Group, Inc.	Delaware	Active Aero Group Holdings, Inc.
USA Jet Airlines, Inc.	Delaware	Active Aero Group, Inc.
Active Aero Services, LLC	Michigan	Active Aero Group, Inc.
Active Aero Maintenance, LLC	Michigan	Active Aero Group, Inc.
Active Aero Leasing, LLC	Michigan	Active Aero Group, Inc.
Active Aero Charter, LLC	Michigan	Active Aero Group, Inc.
Active Global Solutions, LLC	Michigan	Active Aero Group, Inc.
Active Aero Motor Carrier, LLC	Michigan	Active Aero Group, Inc.
Active PTM, LLC	Michigan	Active Aero Group, Inc.
Active On Demand de Mexico S. de R.L. de C.V.	Mexico	Active Aero Group, Inc. (90%) and Active PTM, LLC (10%)